UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             GLOBAL PHARMATECH INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                             GLOBAL PHARMATECH INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 26, 2006


TO THE STOCKHOLDERS OF GLOBAL PHARMATECH INC:

The Annual Meeting of the Stockholders of Global Pharmatech Inc., a Delaware corporation (the "Company'), will be held on December 26, 2006, at 1:00 p.m. (Hong Kong time), at the Company's executive office located at 509 Maoxiang Street, High-Tech Development Area, Changchun, Jilin, China, 130012 , for the following purposes:

1. To elect four (4) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Moore Stephens, P.C. (Moore Stephens), as the Company's independent auditors.

3. To consider and act upon a proposal to approve the Company's 2006 Equity Incentive Plan, and

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on October 31, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


                                     By Order of the Board of Directors,


                                     /s/  Zhuojun Li
                                     -----------------------------------------
                                     Name:  Zhuojun Li
                                     Title: Secretary of Global Pharmatech Inc.

Dated: December 4, 2006

                             GLOBAL PHARMATECH INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 26, 2006

                                  INTRODUCTION

Your proxy is solicited by the Board of Directors of Global Pharmatech Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 26, 2006, at 1:00 p.m. (Hong Kong Time), at the Company's executive office located at 509 Maoxiang Street, High-Tech Development Area, Changchun, Jilin, China, 130012 and at any adjournment thereof (the "Annual Meeting"), for the following purposes:

1. To elect four (4) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2. To ratify the appointment of Moore Stephens, P.C. as the Company's independent auditors;

3. To consider and act upon a proposal to approve the Company's 2006 Equity Incentive Plan; and

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has set October 31, 2006 as the record date (the "Record Date") to determine those holders of Common Stock, who are entitled to notice of, and to vote at the Annual Meeting. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about December 6, 2006.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 23,247,935 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy.

Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this Proxy Statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Zhuojun Li, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under Proposal 1 will be by the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting provided that a quorum exists. The ratification of the appointment of the Company's independent auditors shall be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting provided that a quorum exists. The approval of the Company's 2006 Equity Incentive Plan will be the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting provided that a quorum exists. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the Company's independent auditors. "Broker non-votes" where a broker submits a proxy but does not have authority to vote a customer's shares on such proposal on any non-routine proposal such as the approval of the Company's 2006 Equity Incentive Plan would not be considered entitled to vote on that proposal and will, therefore, have no legal effect on the vote of that particular matter.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

                     GENERAL INFORMATION ABOUT THE PROPOSALS

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In Proposal 1, we are seeking the election of four (4) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

In Proposal 2, we are seeking ratification of the appointment of Moore Stephens, P.C. as the Company's independent auditors.

In Proposal 3, we are seeking the approval and ratification of the Company's 2006 Equity Incentive Plan.

WHY IS GLOBAL PHARMATECH SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The Delaware General Corporation Law requires corporations to hold elections for directors each year.

PROPOSAL NO. 2. The Company appointed Moore Stephens, P.C. to serve as the Company's independent auditors during fiscal year 2006. The Company elects to have its stockholders ratify such appointment.

PROPOSAL NO. 3. The Company's Board of Directors has adopted a 2006 Equity Incentive Plan and must obtain stockholder approval of such plan in order for the Company to issue incentive stock options under such plan. The Company seeks to continue to attract and retain the best talent through the Company's 2006 Equity Incentive Plan.

                      OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 23,247,935 shares of Common Stock issued and outstanding.

We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

            DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this Proxy Statement will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement was delivered. If you wish to receive a separate copy of this Proxy Statement, please notify the Company by calling or sending a letter to Zhuojun Li, Secretary at the Company's offices located at 89 Ravine Edge Drive, Richmond Hill, Ontario, Canada L4E 4J6. Telephone number is 1-905-787-8225.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of November 1, 2006, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company's common stock;
(ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

   Name and Address               Number of Shares         % of Common Stock
 of Beneficial Owner(1)         Beneficially Owned(2)     Beneficially Owned(3)
 ----------------------         ---------------------     ---------------------
Lianqin Qu                            14,762,951(4)               63.5
Xiaobo Sun                                     0                     0
Tom Du                                         0                     0
Joseph J. Levinson                             0                     0
Zhenyou Zhang                          5,000,000                 21.51
All officers and directors
 as a group (five persons)            19,762,951                 84.96

----------
(1) Except as otherwise indicated, the address of each beneficial owner is c/o Global Pharmatech, Inc., 89 Ravine Edge Drive, Richmond Hill, Ontario, Canada L4E 4J6.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them.

(3)  Based on 23,247,935 shares outstanding.

(4) Includes 13,738,264 shares as to which Ms. Qu holds irrevocable proxies given by stockholders who acquired shares of our common stock in the acquisition of Natural Pharmatech, and as to which Ms. Qu disclaims beneficial ownership and 1,024,687 shares held by Dong Yuan Investment (HK) Limited, of which Ms. Qu may be deemed to be the control person.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Four (4) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy

                                   MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND KEY EMPLOYEES

Set forth below are the names of the directors, executive officers and key employees of the Company as of December 2, 2006:

   Name                 Age                   Position
   ----                 ---                   --------
Lianqin Qu              51       Chairwoman of the Board of Directors, President
                                 and Chief Executive Officer
Tom Du                  51       Director and Chief Technology Officer
Joseph J. Levinson      30       Chief Financial Officer and Director
Zhenyou Zhang           47       Director

From February 8, 2005 until December 1, 2006, Xiaobo Sun, Ph.D. served as President and Chief Executive Officer and as a director of the Company. On December 1, 2006, Dr Sun notified the Company of his resignation as President and Chief Executive Officer and as a director of the Company. On December 1, 2006, Dr Sun also resigned from his position as President and as a director of Jilin Natural Pharmatech, a wholly-owned subsidiary of the Company. There were no disagreements between Dr Sun and the Company on any matter relating to the Company's operation, policies or practices that resulted in his resignation. Effective December 2, 2006, Dr Sun was retained as a senior technology advisor to Jilin Natural Pharmatech where he will continue his work as a researcher in the field of botanically-based medicine.

On December 2, 2006, the Board of Directors of the Company appointed Ms Lianqin Qu to serve as Chief Executive Officer and President of the Company.

Pursuant to the Company's bylaws, directors are elected at the annual meeting of stockholders and each director holds office until his successor is elected and qualified. Officers are elected by the Board of Directors and hold office until an officer's successor has been duly appointed and qualified unless an officer sooner dies, resigns or is removed by the Board. Executive Officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships among any of the Company's directors and executive officers.

INFORMATION ABOUT DIRECTOR NOMINEES

Set forth below is certain information with respect to each director nominee.

LIANQIN QU is currently the Chairwoman and General Manager at Dongyuan Investment Consultancy, H.K. Limited in Hong Kong. She has held her current position since August 9, 2001. From December 12, 1999 to December 30, 2003, she was Chairwoman and General Manager of Jilin Dongyuan Strategy Consulting Co., Ltd., located in Jilin province, Northeast part of China. Over the past five years, she worked as a financial advisor for both Jilin Province Huinan Changlong Bio-pharmacy Co., Ltd. and Changchun Da Xing Pharmaceutical Company Ltd., which are listed on the Growth Enterprise Market of the Hong Kong Stock Market. Ms. Qu has many years of experience in financial research, financing practice and corporate management, having advised more than 30 companies with restructuring transactions. Ms. Qu is also Chairwoman of Dongyuan Investment Consultancy (H.K.) Limited. She received her MBA degree from Asia International Open University (Macau).

TOM DU, M.D., PH.D. has held his current position with the Company since February, 2005, and is currently Vice President, Regulatory Affairs, for Humphairs Industries Ltd., a global pharmaceutical consulting company. Dr. Du has held this position since October 2004. Prior to joining Humpharis, Dr. Du worked as Senior Director, Clinical and Regulatory Affairs, for Hutchison Medipharma, a Hutchison Whampoa Company from 2002 to July 2004. From 2001 to 2002, Dr. Du worked as Acting Managing Director, China operation, at Ingenix Pharmaceutical Services, a UnitedHealth Group Company. From 1994 to 2000, Dr. Du worked as a reviewing officer for the U.S. Food and Drug Administration.

JOSEPH J. LEVINSON, CPA joined the Company in January, 2006 and since 2004 has been Chief Financial Officer of BDL Media, a closely-held China-based media holding company. From 2001 to 2003, he was Vice President, Business Development for Chengdu Environmental Control Incorporated in southwest China, and from 2000 to 2001 he was a manager in the New York office of Deloitte and Touche. During the 1990s, Mr. Levinson was Corporate Development Officer at Hong Kong-listed China Strategic Holdings, an Asian mergers and acquisitions company led by Asian businessman Oei Hong Leong, where his major responsibilities included the company's subsidiary, China Tire, one of the first Mainland Chinese companies to list on the New York Stock Exchange. Mr. Levinson has been a U.S. Certified Public Accountant since 1996.

ZHENYOU ZHANG has been active in the Chinese pharmaceutical industry for more than 20 years. He currently serves as the Chairman of the Board of several companies, including Guangdong Baiyi Pharmaceutical, Guangzhou Youcheng Industrial, and Guangzhou Tianhe Zhenkai Trading Company. He also serves as the director of Tianjin Tianshili Pharmaceutical, a publicly-traded company in China. He graduated from Guangxi Chinese Medicine Institute and is a professional pharmacologist.

None of the director nominees are independent under the standards used by any national securities exchange.

                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of equity security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on the Company's review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission (the "SEC") or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2005 the following officers, directors, and greater than ten-percent beneficial owners did not timely comply with the applicable filing requirements of Section 16(a) of the Exchange.

Lianqin Qu did not file a Form 3 upon becoming a director of the Company on December 28, 2004 and her acquisition of beneficial ownership of 1,024,687 shares of Common Stock as of December 28, 2004.

Xiaobo Sun did not file a Form 3 upon becoming the Company's President and Chief Executive Officer, as well as a director of the Company, on February 8, 2005.

Tom Du did not file a Form 3 upon becoming the Company's Chief Technology Officer, as well as a director of the Company, on February 8, 2005.

                                 BOARD MEETINGS

The Board of Directors did not hold any formal meetings in 2005, but passed five board resolutions by written consent in 2005. No director failed to participate in at least 75% of such Board actions during the fiscal year ended December 31, 2005.

The Company does not have a policy with regard to Board members' attendance at annual meetings of stockholders. The Company did not hold an annual meeting of stockholders during the fiscal year ended December 31, 2005.

The Board of Directors does not have any committees. All members of the Board participate in the consideration of all matters, including the nomination of directors, the consideration of executive officer and director compensation, the retention of the Company's independent public accountants and the review of the Company's financial statements. Joseph J. Levinson, the Chief Financial Officer and a director of the Company, is a financial expert as defined in the Exchange Act.

          PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o Global Pharmatech Inc., 89 Ravine Edge Drive, Richmond Hill, Ontario, Canada, L4E 4J6. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

                             EXECUTIVE COMPENSATION

The following summary compensation table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued during each of the Company's last three fiscal years to each named executive officer. No executive officer's annual cash compensation exceeded $100,000 during the fiscal year ended December 31, 2005.

SUMMARY COMPENSATION TABLE

                                                                        Long Term
                              Annual Compensation                  Compensation Awards       Payouts
                     ---------------------------------------   ----------------------------  --------
  Name and                                       Other         Restricted       Securities                     All
 Principal                                       Annual           Stock         Underlying      LTIP          Other
 Position     Year   Salary($)   Bonus($)    Compensation($)   Award(s)(#)      Options(#)   Payouts($)  Compensation($)
 --------     ----   ---------   --------    ---------------   -----------      ----------   ----------  ---------------
Lianqin Qu    2005    36,000       --             --               --              --            --            --
Xiaobo Sun    2005    60,000       --             --               --              --            --            --
Tom Du        2005    48,000       --             --               --              --            --            --

EMPLOYMENT   CONTRACTS,   TERMINATION   OF  EMPLOYMENT   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

On February 8, 2005, the Company entered into an Executive Services Contract with Lianqin Qu, pursuant to which Lianqin Qu has agreed to act as a Director and Chairperson of the Company's Board of Directors. Lianqin Qu's salary under the Executive Services Contract is US$3,000 per month. In addition, the Company agreed to grant Lianqin Qu an option to purchase 100,000 shares of the Company's common stock upon the achievement of working goals as determined by the Board. During the term of Madam Qu's appointment, unless the relevant competition is made known to the public and (if required) approved by relevant regulatory authorities, she has agreed not to engage in any business in competition with the Company, or seek any position from any company or individual who competes in business with the Company or any subsidiary or branch of the Company. Lianqin Qu has also agreed to certain confidentiality covenants regarding information obtained from the Company and any of its subsidiaries and branches. The Executive Services Contract may be terminated upon any of the following events, unless otherwise determined by the Board of Directors: (a) Lianqin Qu is prohibited by any laws, regulations or rules from acting in any of her positions or she is no longer qualified to act in any position; (b) Lianqin Qu is unable to perform her duties for a period of three months due to health reasons; (c) Lianqin Qu commits a material breach and/or repeated and/or continual breach of her obligations under the Executive Services Contract; (d) Lianqin Qu is guilty of any serious misconduct or serious neglect in the discharge of her duties; (e) Lianqin Qu's actions or omissions bring the name or reputation of the Company or any subsidiary or branch of the Company into serious disrepute or prejudice; (f) Lianqin Qu is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health; (g) Lianqin Qu is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect her position with the Company; (h) Lianqin Qu is removed from her position by the Board of Directors; (i) Lianqin Qu leaves the service of the Company in accordance with the Company's Certificate of Incorporation; or (j) Lianqin Qu fails to attend three consecutive meetings of the Board of Directors. There is no expiration date of the Executive Services Agreement.

On February 8, 2005, the Company entered into an Executive Employment Contract with Xiaobo Sun, its former President, Chief Executive Officer and Director, pursuant to which Xiaobo Sun has agreed to act as the Company's Chief Executive Officer, President and as a member of the Company's Board of Directors. Xiaobo Sun's salary under the Executive Employment Contract was US$5,000 per month. In addition, the Company agreed to grant Xiaobo Sun an option to purchase 200,000 shares of the Company's common stock upon the achievement of working goals as determined by the Board. During his term of employment, unless the relevant competition is made known to the public and (if required) approved by relevant regulatory authorities, Xiaobo Sun has agreed not to engage in any business in competition with the Company, or seek any position from any company or individual who competes in business with the Company or any subsidiary or branch of the Company. Xiaobo Sun also agreed to certain confidentiality covenants regarding information obtained of the Company and any of its subsidiaries and branches. The Executive Employment Contract was subject to termination at the option of the Company upon any of the following events, unless otherwise determined by the Board of Directors: (a) Xiaobo Sun is prohibited by any laws, regulations or rules from acting in any of his positions or he is no longer qualified to act in any position; (b) Xiaobo Sun is unable to perform his duties for a period of three months due to health reasons; (c) Xiaobo Sun commits a material breach and/or repeated and/or continual breach of his obligations under the Executive Employment Contract; (d) Xiaobo Sun is guilty of any serious misconduct or serious neglect in the discharge of his duties; (e) Xiaobo Sun's actions or omissions bring the name or reputation of the Company or any subsidiary or branch of the Company into serious disrepute or prejudice; (f) Xiaobo Sun is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health; (g) Xiaobo Sun is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect his position with the Company; (h) Xiaobo Sun is removed from his position by the Board of Directors; (i) Xiaobo Sun leaves the service of the Company in accordance with the Company's Certificate of Incorporation; or (j) Xiaobo Sun fails to attend three consecutive meetings of the Board of Directors. The Executive Employment Agreement terminated on December 1, 2006, the date of Dr. Sun's resignation as the Company's President, Chief Executive Officer and Director.

On February 14, 2005, the Company entered into a Director and Chief Technology Officer Service Contract with Tom Du, pursuant to which Mr. Du has agreed to act as the Company's Chief Technology Officer and as a member of the Company's Board of Directors. Mr. Du's salary under the Director and Chief Technology Officer Service Contract is US$4,000 per month. In addition, the Company agreed to grant Mr. Du an option to purchase 50,000 shares of the Company's common stock upon the achievement of working goals as determined by the Board. During his term of employment, Mr. Du agreed not to engage in any business that individually develops any of the products developed by the Company, including all products approved by the SFDA, products marketed by the Company prior to, during, or under development during the employment period. Mr. Du has also agreed to certain confidentiality covenants regarding information obtained of the Company and any of its subsidiaries and branches. The Director and Chief Technology Officer Service Contract may be terminated upon any of the following events, unless otherwise determined by the Board of Directors: (a) Tom Du is prohibited by any laws, regulations or rules from acting in any of his positions or he is no longer qualified to act in any position; (b) Mr. Du is unable to perform his duties for a period of three months due to health reasons; (c) Mr. Du commits a material breach and/or repeated and/or continual breach of his obligations under the Director and Chief Technology Officer Service Contract; (d) Mr. Du is guilty of any serious misconduct or serious neglect in the discharge of his duties; (e) Mr. Du's actions or omissions bring the name or reputation of the Company or any subsidiary or branch of the Company into serious disrepute or prejudice; (f) Mr. Du is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health; (g) Mr. Du is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect his position with the Company;
(h) Mr. Du is removed from his position by the Board of Directors; (i) Mr. Du leaves the service of the Company in accordance with the Company's Certificate of Incorporation; or (j) Mr. Du fails to attend three consecutive meetings of the Board of Directors. In addition, Mr. Du may terminate the Director and Chief Technology Officer Service Contract with one-month notice for good cause arising from impossibility of performance and/or conflict of interest. There is no expiration date of the Director and Chief Technology Officer Service Contract.

On January 1, 2006, the Company entered into a Chief Financial Officer Service Contract with Joseph J. Levinson, pursuant to which Mr. Levinson has agreed to act as the Company's Chief Financial Officer. Mr. Levinson's salary under the Executive Employment Contract is US$1,205 per month. During his term of employment, unless the relevant competition is made known to the public and (if required) approved by relevant regulatory authorities, Mr. Levinson has agreed not to engage in any business in competition with the Company, or seek any position from any company or individual who competes in business with the Company or any subsidiary or branch of the Company. Mr. Levinson has also agreed to certain confidentiality covenants regarding information obtained of the Company and any of its subsidiaries and branches. The Executive Employment Contract may be terminated upon any of the following events, unless otherwise determined by the Board of Directors: (a) Mr. Levinson is prohibited by any laws, regulations or rules from acting in any of his positions or he is no longer qualified to act in any position; (b) Mr. Levinson is unable to perform his duties for a period of three months due to health reasons; (c) Mr. Levinson commits a material breach and/or repeated and/or continual breach of his obligations under the Executive Employment Contract; (d) Mr. Levinson is guilty of any serious misconduct or serious neglect in the discharge of his duties; (e) Mr. Levinson's actions or omissions bring the name or reputation of the Company or any subsidiary or branch of the Company into serious disrepute or prejudice;
(f) Mr. Levinson is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health; (g) Mr. Levinson is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect his position with the Company; (h) Mr. Levinson is removed from his position by the Board of Directors; (i) Mr. Levinson leaves the service of the Company in accordance with the Company's Certificate of Incorporation; or (j) Mr. Levinson fails to attend three consecutive meetings of the Board of Directors. This Agreement has been terminated and superseded by the Director and Chief Financial Officer Service Contract, entered into on October 9, 2006, described below.

On October 9, 2006, the Company entered into a Director and Chief Financial Officer Service Contract with Mr. Levinson, pursuant to which Mr. Levinson has agreed to act as the Company's director and Chief Financial Officer. Mr. Levinson's salary under the Director and Chief Financial Officer service contract is US$4,000 per month. In addition, Mr. Levinson shall be granted 40,000 shares of the Company's common stock, pending the completion of certain goals. During his term of employment Mr. Levinson has agreed not to engage in any business in direct competition with the Company, or seek any position from any company or individual who competes in business with the Company or any subsidiary or branch of the Company. Mr. Levinson has also agreed to certain confidentiality covenants regarding information obtained of the Company and any of its subsidiaries and branches. The Director and Chief Financial Officer Service Contract may be terminated upon any of the following events, unless otherwise determined by the Board of Directors: (a) Mr. Levinson is prohibited by any laws, regulations or rules from acting in any of his positions or he is no longer qualified to act in any position; (b) Mr. Levinson is unable to perform his duties for a period of three months due to health reasons; (c) Mr. Levinson commits a material breach and/or repeated and/or continual breach of his obligations under the Director and Chief Financial Officer service contract;
(d) Mr. Levinson is guilty of any serious misconduct or serious neglect in the discharge of his duties; (e) Mr. Levinson's actions or omissions bring the name or reputation of the Company or any subsidiary or branch of the Company into serious disrepute or prejudice; (f) Mr. Levinson is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health; (g) Mr. Levinson is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect his position with the Company; (h) Mr. Levinson is removed from his position by the Board of Directors; (i) Mr. Levinson leaves the service of the Company in accordance with the Company's Certificate of Incorporation. There is no expiration date of this Director and Chief Financial Officer service contract. This Director and Chief Financial Officer service contract terminates and supercedes the Chief Financial Officer Service Contract entered into on January 1, 2006 by and between the Company and Mr. Levinson.

On October 9, 2006, the Company entered into a Director Service Contract with Mr. Zhenyou Zhang, pursuant to which Mr. Zhang has agreed to serve as a director of the Company. Under the Director service contract, Mr. Zhang shall be paid a fee of $2,000 per month. In addition, Mr. Zhang shall be granted 80,000 shares of the Company's common stock, pending the completion of certain goals. During his term as a director of the Company, Mr. Zhang has agreed not to engage in any business in direct competition with the Company, or seek any position from any company or individual who competes in business with the Company or any subsidiary or branch of the Company. Mr. Zhang has also agreed to certain confidentiality covenants regarding information obtained of the Company and any of its subsidiaries and branches. The Director Service Contract may be terminated upon any of the following events, unless otherwise determined by the Board of Directors: (a) Mr. Zhang is prohibited by any laws, regulations or rules from acting in any of his positions or he is no longer qualified to act in any position; (b) Mr. Zhang is unable to perform his duties for a period of three months due to health reasons; (c) Mr. Zhang commits a material breach and/or repeated and/or continual breach of his obligations under the Executive Employment Contract; (d) Mr. Zhang is guilty of any serious misconduct or serious neglect in the discharge of his duties; (e) Mr. Zhang's actions or omissions bring the name or reputation of the Company or any subsidiary or branch of the Company into serious disrepute or prejudice; (f) Mr. Zhang is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health; (g) Mr. Zhang is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect his position with the Company;
(h) Mr. Zhang is removed from his position by the Board of Directors; (i) Mr. Zhang leaves the service of the Company in accordance with the Company's Certificate of Incorporation; or (j) Mr. Zhang fails to attend three consecutive meetings of the Board of Directors. There is no expiration date of this Director Service Contract.

COMPENSATION OF DIRECTORS

Three of the Four people standing for election as directors are also executives of the Company and are not separately remunerated as directors. Mr. Zhang Zhenyou separately receives compensation of $2,000 per month as compensation for being a director.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's Certificate of Incorporation provides that to the fullest extent permitted by the Delaware General Corporation Law, directors shall not be liable to the Company or its stockholders for monetary damages arising from a breach of their fiduciary duty as directors. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of November 1, 2006, the Company had the following amounts due from related parties:

      ADVANCES DUE FROM RELATED PARTIES

           BCT Global Development Limited               $ 18,662
           Xiaobo Sun                                     23,464
      STOCKHOLDERS:
           Yun Peng Ming                                   6,944
           Yuming Li                                      34,156
           Ben Ji Wang                                    38,014
      JUDGMENT AWARD:
           Yuqi Li                                       410,000
                                                        --------

      Total                                             $531,240
                                                        ========

BCT Global Development Limited ("BCT Global") owns 25% of Natural Pharmatech China's subsidiary, BCT. Lianqin Qu is the chairperson of BCT Global.

Yuming Li is the brother-in-law of the Company's chairwoman.

Xiaobo Sun is the Company's former President, Chief Executive Officer and Director.

These advances have no stated terms for repayment and are not interest bearing.

In May, 2006, the Company won a judgment of approximately $410,000 from the Chinese Court of Final Appeal related to litigation involving the transfer of drug technology to a research hospital. The Company's outside (PRC) counsel advised the Company's management in July 2006 that the Company would receive the money from the research hospital by the end of August 2006. However, the money was not received by such date.

In early November 2006, a three-way legal arrangement was entered into between the Company, the research hospital and Mr. Yuqi Li, the spouse of the Company's chairwoman. In exchange for waiving a pre-existing debt between the research hospital and Mr. Li, Mr. Li agreed to undertake to pay the $410,000 judgment on behalf of the research hospital to the Company. According to the terms of the arrangement, the money will be paid by November 30, 2006. As of December 4, 2006, the money was paid.

On April 28, 2006, the Company entered into a subscription agreement with Zhengyou Zhang for the private sale of 5,000,000 shares of its common stock for $5,000,000. At the time, Mr. Zhang was not a director of the Company. The transaction was made in reliance on the provisions of Regulation S and Regulation D under the Securities Act of 1933 and on Section 4(2) of the Act.

                                 CODE OF ETHICS

The Company has not adopted a formal Code of Ethics for its executive officers. However, the Company believes that the employment and service contracts that the Company has entered into with each of its executive officers and directors contain provisions which promote the ethical conduct of such persons in their performance of duties or services for the Company and deter unethical behaviors in the performance of such duties or services.

                                  REQUIRED VOTE

The Election of the directors requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, provided a quorum exists. The proxies will be voted "FOR" the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                THE FOUR NOMINEES FOR DIRECTOR SET FORTH HEREIN.

                                   PROPOSAL 2
                     RATIFICATION OF THE APPOINTMENT OF THE
                         INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Moore Stephens, P.C. has served as our independent auditor since April 20, 2005. The Board of Directors has appointed Moore Stephens, P.C. to continue as our independent auditors for the fiscal year ending December 31, 2006. The Company does not expect that a representative of Moore Stephens P.C. will be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so or will be available to respond to appropriate questions at the Annual Meeting.

FEES OF INDEPENDENT AUDITORS

Aggregate fees billed to us by Moore Stephens P.C. for the fiscal years ended December 31, 2005 and 2004 were:

                                                    2005             2004
                                                  -------          -------

     Audit Fees                                   $76,943           $  0

     Audit Related Fees                           $ 6,003           $  0

     Tax Fees                                     $     0           $  0

     All Other Fees                               $     0           $  0

     Total                                        $82,946           $  0

AUDIT FEES

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements on Form 10-KSB, audit or management's assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

AUDIT RELATED FEES

This category consists of services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. This category includes accounting consultations on transaction and proposed transaction related matters.

TAX FEES

This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

ALL OTHER FEES

There are no other fees to disclose.

APPROVAL OF SERVICES

The Board of Directors reviewed and approved all audit and non-audit services provided by Moore Stephens P.C. during the fiscal year ended December 31, 2005 and concluded that these services were compatible with Moore Stephens P.C. maintaining its independence.

PRE-APPROVAL POLICIES AND PROCEDURES

The prior approval of the Board of Directors is not required for all auditing services and non auditing services.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On February 11, 2005, the Board of Directors unanimously approved the dismissal of Russell Brennan as its then certifying accountant and notified Mr. Brennan that it was terminating his services. The Company dismissed Mr. Brennan after it was advised by the SEC staff on December 26, 2004 that Mr. Brennan had not applied for registration with the Public Company Accounting Oversight Board. On the same date, the Company engaged its former accountant, Aaron Stein CPA, to serve as its independent registered public accountant to review the Company's financial statements for the periods ended June 30, September 30 and December 31, 2004.

During the period from September 28, 2004 through February 11, 2005 when Mr. Brennan was retained by the Company, (i) there were no disagreements between the Company and Mr. Brennan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Mr. Brennan's satisfaction, would have caused him to make reference to the matter in his reports on the Company's financial statements, and (ii) Mr. Brennan's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. During the period of Mr. Brennan's engagement, there were no reportable events described in Item 304(a)(1)(iv) of Regulation S-B.

During the two fiscal years ended December 31, 2003 and 2002, and until September 28, 2004, Mr. Stein was retained as the Company's principal accountant to audit and review the Company's financial statements during such periods. During those two fiscal years and through February 12, 2005, the Company did not consult with Mr. Stein regarding any matter or event described in Item 304(a)(2)(i) or (ii) of Regulation S-B.

On February 24, 2005, the Company provided Mr. Brennan with a copy of the foregoing disclosure, and requested that he furnish it with a letter addressed to the SEC stating whether he agrees with the above statements. Such letter has been filed with the SEC and incorporated by reference in the registration statement of which this prospectus is a part.

On April 20, 2005, the Company dismissed Mr. Stein, which dismissal was effective immediately and was approved by the board of directors on that date. Mr. Stein had been most recently engaged by the Company from February 11, 2005, and had previously been engaged by the Company as its principal independent accountant for the fiscal years ended December 31, 2002 and 2003, and through September 28, 2004.

On the same date, the Company engaged Moore Stephens, P.C. as its new principal independent accountants, which engagement was effective immediately and was approved by the Company's Board of Directors on that date.

During his 2005 engagement period, Mr. Stein reviewed the Company's consolidated financial statements as of and for the interim periods ended June 30, September 30 and December 31, 2004 in connection with the Company's filing or amended filings of Quarterly Reports on Form 10-QSB for such periods. During that engagement, Mr. Stein did not issue a report containing any adverse opinion or disclaimer of opinion or that was qualified or modified as to uncertainty, audit scope or accounting principles. There were also during that engagement no disagreements between the Company and Mr. Stein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Mr. Stein's satisfaction, would have caused him to make reference to the subject matter of the disagreement in connection with his report. None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the two most recent fiscal years of the Company ended December 31, 2004.

The Company has provided Mr. Stein of with a copy of the foregoing disclosures, and he has furnished a letter, addressed to the SEC stating that he agrees with the foregoing statements, which has been filed with the SEC and incorporated by reference in the registration statement of which this prospectus is a part.

During the two most recent fiscal years of the Company, and through the date of the engagement of Moore Stephens on April 20, 2005, the Company did not consult with Moore Stephens regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

                                  REQUIRED VOTE

Ratification of the appointment of the Company's independent public accountants requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, provided a quorum exists.


      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3
              APPROVAL OF THE COMPANY'S 2006 EQUITY INCENTIVE PLAN

The Company is seeking approval of the stockholders to adopt its 2006 Equity Incentive Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified individuals for positions of substantial responsibility with the Company and to provide incentives to such individuals to promote the success of the Company's business.

GENERAL DESCRIPTION OF THE 2006 EQUITY INCENTIVE PLAN

The following is a summary of the material provisions of the Plan and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached to this Proxy Statement as Annex A.

ADMINISTRATION.

The Plan will be administered by the Board of Directors or a Committee of the Board to which administration of the Plan is delegated. If necessary, in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code of 1986, as amended, the Committee shall, in the Board's discretion, be comprised solely as "non-employee" directors by the Board (the "Administrator"). The Board shall have the power and authority to issue grants consistent with the terms of the Plan and subject to compliance with applicable laws. A participant may be granted more than one Award under the Plan. The Board will, in its discretion, determine (subject to the terms of the Plan), among other things, who will be granted an Award, the time or times at which Awards shall be granted, the number of shares subject to each Award, whether options are incentive options or nonqualified options, the manner in which options may be exercised and the vesting schedule of any Award. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors deemed relevant in accomplishing the purposes of the Plan.

SHARES THAT MAY BE ISSUED UNDER THE PLAN.

A maximum of 2,000,000 shares of our Common Stock, which number may be adjusted as described below, are available for issuance pursuant to options, restricted stock, stock appreciation rights and/or performance stock, which we refer to herein collectively as Awards, granted under the Plan. As of November 1, 2006, the market value of the Company's common stock, as quoted on the OTC Bulletin Board, was $0.78 per share. If any Award is forfeited, canceled, reacquired by the Company, satisfied without the issuance of shares, or no longer exercisable, the shares of stock subject to the Award shall be available for future grants under the Plan. The number of shares available under the Plan is subject to adjustment at the discretion of the Administrator in the event of any stock split, dividend, recapitalization, reorganization, merger, sale, repurchase, spin-off or other similar action.

ELIGIBILITY.

Awards may be granted to all employees, officers and directors of, and consultants or advisors to the Company and any subsidiary corporations. Currently, the Company estimates that twenty-one (21) persons will be eligible to receive Awards under the Plan. This number is comprised of three (3) directors, three (3) officers and eighteen (18) employees of the Company and any of its subsidiaries. Options intended to qualify, under the standards set forth in certain federal tax rules, as incentive stock options ("ISOs") may be granted only to employees, including officers and directors, while actually employed by the Company. Non-employee directors, consultants and advisors are not entitled to receive ISOs.

CERTAIN LIMITATIONS.

No employee, director, consultant or advisor shall be granted, in any calendar year, options or stock appreciation rights covering more than 200,000 shares of Common Stock. In general, if an option is canceled in the same calendar year it was granted, the canceled option will be counted against the limit set forth in this Section. If the exercise price of an option is reduced, the transaction shall be treated as a cancellation of the option and the grant of a new option.

TYPES OF AWARDS.

STOCK OPTIONS.

ISOs granted under the Plan are exercisable for a period fixed by the Administrator, but no longer than 10 years from the date of grant, at an exercise price to be determined by the Board at the time of the grant in accordance with applicable law, but which is not less than 100% of the fair market value of the common stock on the date of the grant. ISOs may only be granted to employees, which includes officers and inside directors. If an employee owns (or is deemed to own) more than 10% of the outstanding combined voting power of all classes of stock of the Company, the term of an incentive option granted under the Plan may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Shares on the date of grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a nonqualified option. Unless otherwise specified, options granted under the Plan shall vest at a rate of one-twenty fourth (1/24) per month over a period of two (2) years from the date the option is granted, subject to reasonable conditions such as continued service and shall be fully vested in the event of a change in control of the Company.

Non-qualified stock options granted under the Plan are exercisable for a period fixed by the Administrator, but no longer than 10 years from the date of grant, at an exercise price which is not less than 100% of the fair market value of the Shares on the date of the grant.

RESTRICTED STOCK.

Each Award consisting of Restricted Stock will be evidenced by a written grant agreement. The Administrator may require a recipient to pay a purchase price to receive Restricted Stock at the time the Award is granted. The terms of the Award including any purchase price, vesting, repurchase rights and form and timing of payment shall be specified in the grant agreement. Unless otherwise specified, restricted stock granted under the Plan shall vest at a rate of one-twenty fourth (1/24) per month over a period of two (2) years from the date the restricted stock is granted.

STOCK APPRECIATION RIGHTS.

Two types of Stock Appreciation Rights ("SARs") shall be authorized for issuance under the Plan (1) stand-alone SARs and (2) stapled SARs. The Award agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The holder of an SAR shall have no rights of a stockholder with respect to shares covered by the SAR unless and until the SAR is exercised and shares are issued to the holder.

STAND-ALONE SARS.

Stand-alone SARs shall cover a specified number of underlying shares of common stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of a stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate fair market value on the redemption date of the shares of common stock underlying the redeemed right over (ii) the aggregate base price of such underlying shares at the time of grant. The distribution shall be in cash or stock as specified in the Award Agreement. In no event may the base price be less than one hundred percent (100%) of the fair market value of the underlying shares of common stock on the grant date.

STAPLED SARS.

Stapled SARs shall only be granted concurrently with an option to acquire the same number of shares of common stock as the number of shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted option for shares of common stock, whereupon the number of shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the fair market value on the redemption date of the number of vested shares which the holder redeems over the aggregate exercise/base price for such vested shares whereupon the number of shares of common stock, subject to the concurrently granted option shall be reduced by an equivalent number or (iii) a combination of (i) and (ii). The distribution under alternative (ii) shall be in cash or stock as specified in the Award Agreement. The exercise/base price of such shares shall be determined by the Board at the time the option and the stapled SAR is granted; however, in no event may the exercise/base price be less than one hundred percent (100%) of the fair market value of the underlying shares on the grant date.

PERFORMANCE STOCK.

The Administrator may make performance stock Awards entitling recipients to acquire shares of common stock upon the attainment of specified performance goals. The Board, in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured and all other limitations and conditions applicable to the awarded performance stock. A performance stock Award shall provide for prompt issuance of shares of common stock upon vesting of the Award. Performance stock shall be granted under an Award Agreement referring to the terms, conditions and restrictions applicable to such performance stock. A holder receiving a performance stock Award shall have no rights as a stockholder as to shares covered by such Award unless an until such Shares are issued to the holder under the Plan.

NON-TRANSFERABILITY OF AWARDS.

No Award granted under the Plan may be directly or indirectly sold, pledged, assigned, transferred or disposed of in any manner whatsoever other than by will or by the laws of descent or distribution prior to the vesting and exercise (if applicable) under the terms of the Award and may be exercised during the lifetime of the holder, only by the holder.

TERMINATION OF CONTINUOUS STATUS AS AN ELIGIBLE PARTICIPANT UNDER THE PLAN.

TERMINATION OF RELATIONSHIP AS AN EMPLOYEE OFFICER, DIRECTOR, CONSULTANT OR ADVISOR.

In the case of termination of employment for any reason, all unvested Awards shall lapse unless the Award Agreement for a particular Award specifically provides for an extension of vesting under specified circumstances. Except in the case of a termination due to death, disability or resignation for good reason, each of which are described below, in the event of the termination of a recipient's continuous status as a participant under the Plan other than for cause, the recipient may exercise his/her rights under any option to the extent vested on the date of termination within three months from such date of termination, or such shorter time as may be specified in the grant agreement, but in no event later than the date of expiration of the grant. In the event of a termination for cause, the recipient's rights under an outstanding grant shall terminate upon the termination for cause.

TERMINATION DUE TO DISABILITY

In the event of the termination of a recipient's status as a participant under the Plan as a result of the recipient's disability, unless otherwise specified in the Option agreement, the option shall remain exercisable for the lesser of thirty-six (36) months following the recipient's termination or the remaining term of the option. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an ISO, such ISO shall automatically cease to be treated as an ISO and shall be treated for tax purposes as a Non-qualified stock option from and after the day which is three
(3) months and one (1) day following such termination. If, on the date of termination, the recipient is not vested as to the entire option, the shares covered by the unvested portion of the option shall immediately cease to be issuable under the option.

TERMINATION DUE TO DEATH

In the event of the termination of a recipient's status as a participant under the Plan as a result of the death of the recipient, unless otherwise specified in the option agreement, the option shall remain exercisable for the lesser of thirty-six (36) months following the recipient's death or the remaining term of the option. The option may be exercised by the executor or administrator of the recipient's estate or, if none, by the person(s) entitled to exercise the option under the recipient's will or the laws of descent or distribution. If, at the time of death, the recipient is not vested as to the entire option, the shares covered by the unvested portion of the option shall immediately cease to be issuable under the option.

RESIGNATION FOR GOOD REASON

In the event of the termination of a recipient's status as a participant under the Plan as a result of the recipient's resignation for "good reason" as such term is defined in an employment or service contract between the Company and the recipient, unless otherwise provided in the option agreement, the option shall remain exercisable for the lesser of thirty-six (36) months following the recipient's resignation or the remaining term of the option. In the case of an ISO, such ISO shall automatically cease to be treated as an ISO and shall be treated for tax purposes as a non-qualified stock option from and after the day which is three (3) months and one (1) day following such termination. If on the date of termination, the recipient is not vested as to the entire option, the shares covered by the unvested portion of the option shall immediately cease to be issuable under the option.

FEDERAL INCOME TAX CONSEQUENCES.

The following is a general summary of the federal income tax consequences under current tax law of stock options. It does not purport to cover all of the special  rules,  including  special rules  relating to  participants  subject to
Section  16(b)  of  the  Exchange  Act  and  the  exercise  of  an  option  with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

STOCK OPTIONS.

A participant will not recognize taxable income for federal income tax purposes upon the grant of a nonqualified option or an incentive option. Upon the exercise of an incentive option, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive option more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of any gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of a nonqualified option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held.

In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive option, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

RESTRICTED STOCK/PERFORMANCE STOCK.

A participant who receives Restricted Stock will generally receive ordinary income equal to the fair market value of the stock at the time the restriction lapses. A participant who receives performance stock will generally receive ordinary income equal to the fair market value of the stock at the time the Award vests and the stock is issued to the participant. Alternatively, the participant may elect to be taxed on the value of Restricted Stock at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

STOCK APPRECIATION RIGHTS.

Generally, no taxable income is realized upon the grant of an SAR. Upon exercise, the holder of the SAR is taxed at ordinary income tax rates on the amount of any cash and the fair market value of any stock received.

The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of Awards or to the Company or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status may result in different tax consequences from those described above. Therefore, any participant in the Plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of any such Award and the disposition of any stock acquired pursuant to such Awards.

TERMINATION OF AND AMENDMENTS TO THE PLAN.

The Board may wholly or partially amend, alter, suspend or terminate the Plan from time to time. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may increase the limits on the maximum number of shares of common stock which may be issued under the Plan or extend the term of the Plan.

STOCK PLAN BENEFITS

At this time, the Company has not determined to make any Awards under the Plan. The Company is in the process of determining the estimated benefits under the Plan that may be awarded to any executive officers, directors, nominees for director, employees and any other person who may receive five percent (5%) or more of the options or other Awards under the Plan.

                                  REQUIRED VOTE

         Approval  of  the  Company's   2006  Equity   Incentive  Plan  requires
affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum exists.


            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
                  APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN.

                                  MISCELLANEOUS

                           2007 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2007 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before October 22, 2007. Stockholders of the Company wishing to include proposals in the proxy material for the 2007 Annual Meeting of Stockholders must submit the same in writing so as to be received by Zhuojun Li, the Secretary of the Company on or before October 22, 2007. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

                                 OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                       WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED DECEMBER 4, 2006. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors


/s/ Zhuojun Li
---------------------------------------
Name:  Zhuojun Li
Title: Secretary


December 4, 2006

                                    ANNEX 1




                             GLOBAL PHARMATECH, INC.


                              Equity Incentive Plan













                                   Drafted by
                          Executive Compensation Group
                                 Loeb & Loeb LLP
                            Contact: Marla Aspinwall
                             Office: (310) 282-2377
                           E-mail: maspinwall@loeb.com

                             GLOBAL PHARMATECH, INC.
                              EQUITY INCENTIVE PLAN

     1. PURPOSES OF THE PLAN. The purpose of the Global Pharmatech, Inc. Equity Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. The Plan provides for the grant of Incentive Stock Options or Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock Awards.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

     2.1 ACQUISITION means (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

     2.2 ADMINISTRATOR means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

     2.3 APPLICABLE LAWS means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

     2.4 AWARD means an award of Options, Restricted Stock, Stock Appreciation Rights or Performance Stock granted to a Service Provider under this Plan.

     2.5 AWARD AGREEMENT means the Option Agreement or other written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Award. The Award Agreement shall be subject to the terms and conditions of the Plan.

     2.6 BOARD means the Board of Directors of the Company

     2.7 CAUSE shall have the meaning ascribed to it in any written employment or service agreement between the Company (or a Parent or Subsidiary) and the Service Provider to the extent defined therein. If not otherwise defined "Cause" shall mean (a) a failure by the Service Provider to perform his or her duties or to comply with any material provision of his or her employment or service agreement with the Company, where such failure is not cured by the Service Provider within thirty (30) days after receiving written notice from the Company specifying in reasonable detail the nature of the failure, (b) a breach of the Service Provider's fiduciary duty to the Company by reason of receipt of personal profits, (c) conviction of a felony, or (d) any other willful and gross misconduct committed by the Service Provider

     2.8 CHANGE IN CONTROL means an (i) Acquisition, (ii) a sale, merger, consolidation or issuance of shares of the Company in which the holders of voting stock of the Company immediately before such transaction will not own two-thirds (2/3) or more of the voting shares of the continuing or surviving corporation immediately after such transaction; or (iii) a change of fifty percent (50%) (rounded to the next whole person) in the membership of the Board within a twelve (12) month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of two-thirds (2/3) (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the twelve (12) month period.

     2.9 CODE means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section and any regulations or authorities promulgated thereunder.

     2.10 COMMITTEE means a committee  appointed by the Board in accordance with
Section 4 hereof.

     2.11 COMMON STOCK means the Common Stock of the Company, par value $.0001 per share.

     2.12 COMPANY means Global Pharmatech, Inc., a Delaware corporation.

     2.13 CONSULTANT means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

     2.14 DIRECTOR means a member of the Board.

     2.15 EMPLOYEE means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient, by itself, to constitute "employment" by the Company.

     2.16 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.

     2.17 FAIR MARKET VALUE means, as of any date, the value of a share of Common Stock determined consistent with the requirements of Sections 422 and 409(A) of the Code as follows:

     (a) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be mean between the highest and lowest quoted selling prices for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

     (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Laws.

     2.18 HOLDER means a person who has been granted an Award or who becomes the holder of an Award or who holds Shares acquired pursuant to the exercise of an Award.

     2.19 INCENTIVE STOCK OPTION means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

     2.20 INDEPENDENT DIRECTOR means a Director who is not an Employee of the Company.

     2.21 NON-QUALIFIED STOCK OPTION means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     2.22 OFFICER means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     2.23 OPTION means a stock option granted pursuant to the Plan

     2.24 OPTION AGREEMENT means the written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Option. The Option Agreement shall be subject to the terms and conditions of the Plan.

     2.25 PARENT means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations or other entities ending with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent of the total combined voting power of all classes of equity in one of the other entities in such chain

     2.26 PERFORMANCE STOCK an Award of Performance Stock or deferred stock means a commitment to grant Shares in the future upon completion of specified performance criteria in accordance with Section 9 below.

     2.27 PLAN means this Global Pharmatech, Inc. Equity Incentive Plan.

     2.28 RESTRICTED STOCK means Shares acquired pursuant to a grant of Restricted Stock under Section 9 below or pursuant to the exercise of an unvested Option in accordance with 8.9 below.

     2.29 RULE 16B-3 means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     2.30 SECTION 16(B) means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.

     2.31 SECURITIES ACT means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

     2.32 SERVICE PROVIDER means an Employee, Director or Consultant.

     2.33 SHARE means a share of Common Stock, as adjusted in accordance with Section below

     2.34 STOCK APPRECIATION RIGHT OR SAR means a stock appreciation right granted in accordance with Section 9 below.

     2.35 SUBSIDIARY means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations or other entities beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the shares of stock subject to Award grants shall be shares of the Company's Common Stock. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of Awards shall be two million (2,000,000). If an Award expires, becomes unexercisable or is forfeited, without having been exercised or vested in full, the unpurchased or unvested Shares which were subject thereto shall become available for future award under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or receipt of an Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be awarded hereunder. If Shares of Restricted Stock awarded under the Plan are repurchased by the Company at their original purchase price, such Shares shall become available for future Awards under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

     4. ADMINISTRATION OF THE PLAN.

     4.1 ADMINISTRATOR. The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board. The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

     4.2 POWERS OF THE ADMINISTRATOR. Subject to the express provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have plenary authority to the maximum extent permissible by law, in its sole discretion:

     (a) to determine the Fair Market Value;

     (b) to select the Service Providers to whom Awards may from time to time be granted hereunder;

     (c) to determine the number of Shares to be covered by each such Award granted hereunder;

     (d) to approve forms of Award Agreements for use under the Plan;

     (e) to determine the terms and conditions of any Awards granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Shares received upon grant or exercise of an Award, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

     (f) to determine whether to offer to buy out, replace or reprice a previously granted Option and to determine the terms and conditions of such offer (including whether and buyout payment is to be made in cash or Shares);

     (g) to determine whether and under what conditions options granted under another option plan of the Company, a Subsidiary or an entity which is acquired or merged into the Company or a Subsidiary may be converted into Options on Company Shares granted under and subject to the terms of this Plan;

     (h) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

     (i) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option the number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

     (j) to exercise its discretion in a manner such that Awards which are granted to individuals who are foreign nationals or are employed outside the United States contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Service Providers and which are designed to provide the Service Providers with benefits which are consistent with the Company's objectives in establishing the Plan;

     (k) to amend the Plan or any Award  granted  under the Plan as  provided in
Section 10; and

     (l) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     4.3 COMPLIANCE WITH CODE SECTION 409A409A. Notwithstanding the forgoing or any other provision of the Plan, the Administrator shall have no authority to issue Awards under this Plan under terms and conditions which would cause such Awards to be considered nonqualified "deferred compensation" subject to the provisions of Code Section 409A, including by way of example but not limitation, no Options or Stock Appreciation Rights shall be issues with an exercise price below Fair Market Value and all Restricted Stock and Performance Stock Shares shall be issued and reported as income to the Holder no later than two and one half (2 1/2) months after the end of the calendar year in which the right to such Shares becomes vested.

     4.4 EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

     4.5 LIABILITY OF ADMINISTRATOR. No member of the Board, Committee or acting Administrator shall be liable for anything whatsoever in connection with the administration of the Plan except such member's own willful misconduct. Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or Committee. In the performance of its functions with respect to the Plan, the Board and Committee shall be entitled to rely upon information and advice furnished by Company's officers, Company's accountants, Company's legal counsel and any other party the Board and Committee deems necessary, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

     5. ELIGIBILITY.

     5.1 ELIGIBLE PERSONS. Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock may be granted to all Service Providers. Incentive Stock Options may be granted only to Employees.

     5.2 ADMINISTRATIVE DISCRETION. If otherwise eligible, a Service Provider who has been granted an Award may be granted additional Awards. In exercising its authority to set the terms and conditions of Awards, and subject only to the limits of applicable law, the Administrator shall be under no obligation or duty to treat similarly situated Service Providers or Holder in the same manner, and any action taken by the Administrator with respect to one Service Provider or Holder shall in no way obligate the Administrator to take the same or similar action with respect to any other Service Provider or Holder.

     5.3 SECTION 162(M) LIMITATION162(M). No Service Provider shall be granted, in any calendar year, Options or Stock Appreciation Rights covering not more than two hundred thousand (200,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 10. For purposes of this Section, if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 10), the canceled Option will be counted against the limit set forth in this Section. For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

     6. OPTIONS.

     6.1 GRANT OF OPTIONS. The Committee may grant Restricted Stock to such Service Providers, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion. Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive
Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder's Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Options or other options shall be treated as Non-Qualified Stock Options. For purposes of this subsection (a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant

     6.2 TERM OF OPTION. The term of each Option shall be stated in the Option Agreement; PROVIDED, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement

     6.3 NO SHAREHOLDER RIGHTS. The Holder of an Option shall have no rights of a stockholder with respect to Shares covered by such Option until the Holder exercises the Option and the Shares are issued to the Holder.

     7. OPTION EXERCISE PRICE AND CONSIDERATION.

     7.1 EXERCISE PRICE. Except as provided in Section 10, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator (not less than par value), under the following conditions:

     (a) the per Share exercise price for any Incentive Stock Option or Non-Qualified Stock Option granted under that Plan shall be no less (and shall have not potential to become less at any time) than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; and

     (b) if at the time of grant of an Option, the Service Provider owns (or is treated as owning under Applicable Laws) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, an Incentive Stock Option (or to the extent required by state law, a Nonqualified Stock Option) granted to such Service Provider shall bear an exercise price of no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

     Notwithstanding the foregoing, Options may be granted with or converted at a per Share exercise price other than as required above pursuant to a merger, acquisition or other corporate transaction consistent if consistent with the requirements of Applicable Laws.

     7.2 CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) with the consent of the Administrator and to the extent consistent with Applicable Laws, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) with the consent of the Administrator, property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, and, to the extent consistent with Applicable Laws, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, PROVIDED, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

     8. EXERCISE OF OPTION.

     8.1 VESTING; FRACTIONAL EXERCISES. Except as provided in Section 10, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless otherwise specified, Options granted under the Plan shall vest at least one-twenty-forth (1/24) per month over a period of not more than two (2) years from the date the Option is granted, subject to reasonable conditions such as continued service and shall be fully vested in the event of a Change in Control of the Company. Options may not be exercised for a fraction of a Share.

     8.2 DELIVERIES UPON EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

     (a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

     (b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

     (c) Upon the exercise of all or a portion of an unvested Option pursuant to
Section 8.9, a Restricted Stock grant agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

     (d) In the event that the Option shall be exercised pursuant to Section 8.6 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

     8.3 CONDITIONS TO DELIVERY OF SHARE CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

     (c) The  obtaining  of any  approval or other  clearance  from any state or
federal   governmental  agency  which  the  Administrator  shall,  in  its  sole discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 10.1(b).

     8.4 TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If a Holder ceases to be a Service Provider other than by reason of the Holder's disability or death or termination for Cause, unless otherwise specified in the Options Agreement, the Option shall remain exercisable for the lesser of three (3) months following the Holder's termination or the remaining term of the Option. If the Holder it terminated for Cause, the Option shall terminate upon such termination for Cause. If, on the date of termination, the Holder is not vested as to the entire Option, unless otherwise provided in the Option Agreement, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the applicable time period, the Option shall terminate.

     8.5 DISABILITY OF HOLDER. If a Holder ceases to be a Service Provider as a result of the Holder's disability, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of thirty-six (36) months following the Holder's termination or the remaining term of the Option. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination, and in the event such definition of "disability" is met, after the day which is twelve (12) months and one (1) day following such termination of employment. If, on the date of termination, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.

     8.6 DEATH OF HOLDER. If a Holder dies while a Service Provider, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of thirty-six (36) months following the Holder's termination or the remaining term of the Option. If, at the time of death, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. The Option may be exercised by the executor or administrator of the Holder's estate or, if none, by the person(s) entitled to exercise the Option under the Holder's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate.

     8.7 RESIGNATION FOR GOOD REASON. In the event a Holder ceases to be a Service Provider on account of the Holder's resignation for "Good Reason" as such term is defined in an employment or service contract between the Company and the Holder (if no definition is applicable this Section shall not be applicable), unless otherwise provided in the Option Agreement, the Option shall remain exercisable for the lesser of thirty-six (36) months following the Holder's termination or the remaining term of the Option. In the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.

     8.8 REGULATORY EXTENSION. A Holder's Option Agreement may provide that if the exercise of the Option following the termination of the Holder's status as a Service Provider (other than upon the Holder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 9 or (ii) the expiration of a period of three (3) months after the termination of the Holder's status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

     8.9 EARLY EXERCISABILITY. The Administrator may provide in the terms of a Holder's Option Agreement that the Holder may, at any time before the Holder's status as a Service Provider terminates, exercise the Option in whole or in part in exchange for Restricted Stock prior to the full vesting of the Option; PROVIDED, HOWEVER, that Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

     8.10 BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made

     8.11 NO DEFERRAL  FEATURE.  The Option  Agreement shall not provide for any
deferral  feature  with  respect  to  an  Option   constituting  a  deferral  of
compensation under Section 409A of the Code.

     9. EQUITY BASED AWARDS OTHER THAN OPTIONS.

     9.1 RESTRICTED STOCK AWARDS.

     9.1.1 RESTRICTED STOCK GRANT. The Administrator may grant Restricted Stock to such Service Providers, in such amounts, and subject to such terms and conditions as the Administrator may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Administrator shall determine. Except as provided in Section 10, Restricted Stock granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Unless otherwise specified, Restricted Stock granted under the Plan shall vest at a rate of one-twenty-forth (1/24) per month over a period of two (2) years from the date the Restricted Stock is granted.

     9.1.2 AWARD AGREEMENT. Restricted Stock shall be granted under an Award Agreement and shall be evidenced by certificates registered in the name of the Holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Service Provider awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture

     9.1.3 RESTRICTED STOCK PURCHASE. The Administrator may require a Service Provider to pay a purchase price to receive Restricted Stock at the time the Award is granted. In which case the purchase price, form and timing of payment, repurchase rights, and other terms and conditions applicable to the Award shall be specified in the Award Agreement in addition to the vesting provisions and other applicable terms.

     9.1.4 NO DEFERRAL PROVISIONS. A Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code.

     9.1.5 RIGHTS AS A SHAREHOLDER. The Holder of Restricted Stock shall have rights equivalent to those of a shareholder and shall be a shareholder when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of the Company.

     9.2 STOCK APPRECIATION RIGHTS. Two types of Stock Appreciation Rights ("SARs") shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. The Award Agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate and shall not include terms which cause the Award to be considered nonqualified deferred compensation subject to the provisions of Section 409A of the Code. The terms and conditions of Stock Appreciation Right Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

     9.2.1 STAND-ALONE SARS. Stand-alone SARs shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value on the redemption date of the Shares of Common Stock underlying the redeemed right over
(ii) the aggregate base price of such underlying Shares at the time of grant. The distribution shall be in cash or stock as specified in the Award Agreement unless distribution in stock is necessary to avoid application of Code Section 409A, in which case the distribution shall be in stock. The number of shares of Common Stock underlying each stand-alone SAR and the base price of such Shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares of Common Stock on the grant date.

     9.2.2 STAPLED SARS. Stapled SARs shall only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for Shares of Common Stock, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value on the redemption date of the number of vested Shares which the holder redeems over the aggregate exercise/base price for such vested Shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or
(iii) a combination of (i) and (ii). The distribution under alternative (ii) shall be in cash or stock as specified in the Award Agreement unless distribution in stock is necessary to avoid application of Code Section 409A, in which case the distribution shall be in stock. The exercise/base price of such Shares shall be determined by the Board at the time the Option and Stapled SAR is granted; however, in no event, may the exercise/base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

     9.2.3 NO SHAREHOLDER OR SECURED RIGHTS. The Holder of an SAR shall have no rights of a stockholder with respect to Shares covered by the SAR unless and until the SAR is exercised and Shares are issued to the Holder. Prior to receipt of a cash distribution or Shares pursuant to an SAR, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation. Prior to vesting and exercise, the Holder shall have no greater claim to the Common Stock underlying such SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession as provided in Section 11.

     9.3 PERFORMANCE STOCK.

     9.3.1 PERFORMANCE STOCK AWARDS. The Administrator may make Performance Stock Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock.

     9.3.2 AWARD AGREEMENT. Performance Stock shall be granted under an Award Agreement and shall be evidenced by certificates registered in the name of the Holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Performance Stock.

     9.3.3 NO DEFERRAL PROVISIONS. A Performance Stock Award shall provide for prompt issuance of Shares upon vesting of the Award and shall not include any deferral of issuance and compensation recognition after vesting would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code. The Administrator may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

     9.3.4 NO SHAREHOLDER OF SECURED RIGHTS. A Holder shall be entitled to receive a stock certificate evidencing the acquisition of Shares under a Performance Stock Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the Award. A Holder receiving a Performance Stock Award shall have no rights of a stockholder as to Shares covered by such Award unless and until such Shares are issued to the Holder under the Plan. Prior to receipt of the Shares underlying such Award, a Performance Stock Award shall represent no more than an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any assets to fund such Award. Prior to vesting and issuance of the Shares, the Holder shall have no greater claim to the Common Stock underlying such Award or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession as provided in Section 11.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

     10.1 CORPORATE TRANSACTION OR CAPITALIZATION EVENT. In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

     (a) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of Shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to
Section 5.3);

     (b) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

     (c) the grant or exercise price with respect to any Award.

     10.2 ADMINISTRATIVE DISCRETION. In the event of any transaction or event described in Section 10.1 hereof, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

     (a) To provide for either the purchase of any such Award or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested, or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

     (b) To provide that such Award shall be exercisable or vested as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

     (c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

     (d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards or Awards which may be granted in the future; or

     (e) To provide that immediately upon the consummation of such event, such Award shall terminate; PROVIDED, that for a specified period of time prior to such event, such Award shall be fully vested and exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award Agreement.

     (f) Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate.

     (g) Notwithstanding the terms of Section 10.2 above, if the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Award outstanding under the Plan for the acquiring entity's stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (g)) or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (g)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume an Award or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Awards held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Awards shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition, and (ii) all Awards outstanding under the Plan shall be terminated if not exercised prior to the closing of the Acquisition.

     (h) The existence of the Plan, any Award or Award Agreement hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     11. NON-TRANSFERABILITY OF AWARDS. No Award granted under this Plan may be directly or indirectly sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner whatsoever other than by will or by the laws of descent or distribution prior to vesting and exercise (if applicable) under the terms of the Award and may be exercised, during the lifetime of the Holder, only by the Holder

     12. NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in this Plan shall confer upon any Service Provider any right with respect to continuation of employment by or consultancy to the Company, nor shall it interfere in any way with the Company's or any Subsidiary's right to terminate any Service Provider's employment or consultancy at any time, with or without cause and with or without prior notice.

     13. TERM OF PLAN. The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under 15 of the Plan. No Options or Restricted Stock may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the shareholders.

     14. TIME OF GRANTING OF AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

     15. AMENDMENT AND TERMINATION OF THE PLAN.

     15.1 AMENDMENT AND TERMINATION. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company's shareholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in
Section 10, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under
Section 13.

     15.2 SHAREHOLDER APPROVAL. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     15.3 EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company; PROVIDED HOWEVER, that the foregoing shall not limit the authority of the Administrator to exercise all authority and discretion conveyed to it herein or in any Award Agreement. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

     16. SHAREHOLDER APPROVAL. The Plan shall be submitted for the approval of the Company's shareholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such shareholder approval, PROVIDED that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the shareholders, and PROVIDED FURTHER that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

     17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. GOVERNING LAW. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to otherwise governing principles of conflicts of law.

                                  * * * * * * *

     I hereby certify that the Plan was duly adopted by the Board of Directors of the Company on ______________, ____.

     Executed at  ________________________,  _______________ on this ____ day of
____________, ____.

                                  By: _________________________________________

                                  Name: _______________________________________

                                  Title: ______________________________________

                                  * * * * * * *

     I hereby certify that the foregoing Plan was approved by the shareholders of the Company on ______________, ____.

     Executed at  ______________________,  _________________ on this ____ day of
_____________, ____.

                                     SAMPLE
                              EQUITY INCENTIVE PLAN
                            STOCK OPTION GRANT NOTICE

     Global Pharmatech, Inc. (the "Company"), pursuant to its Equity Incentive Plan (the "Plan"), hereby grants to the Optionee listed below ("Optionee"), an option to purchase the number of shares of the Company's Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.

I. NOTICE OF STOCK OPTION GRANT


Optionee:                              [__________]
Type of Option                         [Non-Qualified or Incentive Stock Option]
Date of Stock Option Agreement:        [__________]
Date of Grant:                         [__________]
Vesting Date or Schedule:              [__________]
Exercise Price per Share:              $[not less than 100% of the Fair Market
                                       Value as of the Date of Grant]
Total Number of Shares Granted:        [__________]
Total Exercise Price:                  $[Exercise  Price per Share  times  Total
                                       Number of Shares Granted]
Term/Expiration Date:                  [No  later  than  tenth  anniversary  of
                                       the Date of Grant]

II. OPTION AGREEMENT

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an Option to purchase the Common Stock (the "SHARES") set forth in Section I above, at the exercise price per share set forth in Section I above (the "EXERCISE PRICE"). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference

     2. VESTING. Subject to the limitations contained herein, your Option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your ceasing to be a Service Provider.

     3. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your Option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for various adjustments in the Company's equity capital structure, as provided in the Plan.

     4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the methods of payment provided for under the Plan.

     5. WHOLE SHARES. You may exercise your Option only for whole shares of Common Stock.

     6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your Option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your Option must also comply with other applicable laws and regulations governing your Option, and you may not exercise your Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

     7. TERM. You may not exercise your Option before the commencement of its term on the Date of Grant or after its term expires. Subject to the provisions of the Plan and this Stock Option Agreement, you may exercise all or any part of the vested portion of the Option at any time prior to the earliest to occur of:

     (a) the date on which you cease to be a Service Provider as a result of your termination for "Cause"; provided, that for purposes of this Stock Option Agreement "Cause" shall have the meaning ascribed to it in any written employment agreement between you and the Company, or any Parent or Subsidiary, or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause shall have the definition give to such term under the Plan;

     (b) three (3) months after the termination of your service for any reason other than your death, Disability, or termination for Cause;

     (c)   _____________   [ISO:12   months/NQO:36   months]  months  after  the
termination of your service due to your Disability;

     (d) thirty-six (36) months after the termination of your service due to your death;

     (e) thirty-six (36) months after the termination of your service due to "Good Reason" (as defined in the Plan); or

     (f) the Option Expiration Date specified in the Grant Notice.

     Notwithstanding the foregoing, if the exercise of your Option within the applicable time periods set forth in this Section is prevented for any reason, your Option shall not expire before the date that is thirty (30) days after the date that you are notified by the Company that the Option is again exercisable, but in any event no later than the Expiration Date indicated in your Grant

Notice; provided, however, that if the Grant Notice designates your Option as an Incentive Stock Option, and if any such extension causes the term of your Option to exceed the maximum term allowable for Incentive Stock Options, your Option shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option.

     8. EXERCISE PROCEDURES. Subject other relevant terms and conditions of the Plan and this Stock Option Agreement, you may exercise the vested portion of your Option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the Exercise Price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then reasonably require. By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your Option, or (2) other applicable events.

     9. LIMITATIONS ON TRANSFER OF OPTIONS. Your Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your Option.

     10. OPTION NOT AN EMPLOYMENT CONTRACT. Your Option is not an employment or service contract, and nothing in your Option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Parent or Subsidiary in any capacity.

     11. NOTICES. Any notices provided for in your Option or the Plan shall be given in writing and shall be deemed given and effective upon the occurrence of
(a) the signing by the recipient of an acknowledgement of receipt form accompanying delivery through the U.S. mail sent by certified mail, return receipt requested, (b) delivery to the recipient's address by overnight delivery (e.g., FedEx, UPS, or DHL) or other commercial delivery service, or (c) delivery in person or by personal courier.

     12. OPTION SUBJECT PLAN DOCUMENT. Your Option is subject to all of the provisions of the Plan, the provisions of which are hereby made a part of your Option, and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan, to the extent not inconsistent with the terms of this Stock Option Agreement according to the standard set forth in the second paragraph of this Stock Option Agreement.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.


                                 GLOBAL PHARMATECH, INC.


                                 By: __________________________________________

                                 Name: ________________________________________

                                 Title:________________________________________

     Optionee acknowledges and agrees that the vesting of shares pursuant to this Option Agreement is earned only by continuing service with the Company [and/or other specified performance measures] (not through the act of being hired, being granted or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in the Agreement, not in the Plan shall confer upon the Optionee any right to continue in the service of the Company, nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's service at any time, with or without Cause.

     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: __________________                  _____________________________________
                                           [OPTIONEE]


                                           Residence Address:

                               NOTICE OF EXERCISE

Global Pharmatech, Inc.
[Address]                                         Date of Exercise:

Ladies and Gentlemen:

     This constitutes notice under my stock Option that I elect to purchase the number of Shares for the price set forth below.


         Type of Option (check one):                Incentive / Nonstatutory


         Stock Option dated:

         Number of Shares as
         to which Option is
         exercised:

         Certificates to be
         issued in name of:

         Total exercise price:                      $

         Cash payment delivered
         herewith:                                  $


     By this exercise, I agree (i) to execute or provide such additional documents as Global Pharmatech, Inc. (the "Company") may reasonably require pursuant to the terms of this Notice of Exercise and the Company's Equity Incentive Plan (the "Plan"), and (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company's withholding obligation, if any, relating to the exercise of this Option.

                                         Very truly yours,

                                         _________________________________
                                         Option Holder

                                     SAMPLE
                              EQUITY INCENTIVE PLAN
                           RESTRICTED STOCK AGREEMENT

     This Restricted Stock Agreement ("Agreement") is made and entered into as of ________________ by and between Global Pharmatech, Inc. (the "Company") and ("Service Provider"). Unless otherwise specified herein, all capitalized terms in this Agreement shall have the same meaning ascribed to them under the Company's Equity Incentive Plan ("Plan").

     WHEREAS, the Company has authorized the issuance of shares of the Company's Common Stock to Service Provider, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the promises and the undertakings of the parties hereto contained in this Agreement, it is hereby agreed as follows:

     1. The Company hereby issues to Service Provider shares of Common Stock ("Shares") on the terms and conditions as set forth in this Agreement.

     2. As consideration for the issuance of the Shares, the Service Provider agrees to remain in the service of the Company, on a full time basis, for period of ___________ years immediately following the date of this Agreement (the "Vesting Period") and, during such period, to render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe. Notwithstanding anything to the contrary contained in this Agreement, nothing in the Plan or this Agreement shall confer upon Service Provider any right to continue in the service of the Company or any Parent or Subsidiary, or shall interfere or restrict in any way the rights of the Company, Parent or Subsidiary, which rights are hereby expressly reserved, to discharge the Service Provider at any time for any reason whatsoever, with or without good cause. [This section should also specify any performance measures that may be applicable.]

     3. The certificate representing the shares shall be held by the Company in escrow ("Escrow") upon the following terms and conditions:

     (a) Provided that Service Provider complies with the requirements of Paragraph 2 above during the entire Vesting Period, the Shares shall become fully vested at that time and the certificate representing the shares shall be released to Employee at the end of the Vesting Period.

     (b) Subject to the remaining terms and conditions of this Paragraph 3, in the event that the Service Provider does not comply with the requirements of Paragraph 2 above, the Service Provider shall not be entitled to receive any of the Shares, the certificate shall be cancelled, the Shares shall be retired by the Company and Service Provider shall have no further rights under this Agreement.

     (c) In the event that during the Vesting Period, the Service Provider's service relationship with the Company is terminated as a result of death, permanent Disability or by the Company without good Cause, the Company shall release from the Escrow an amount of Shares in proportion to the amount of time that Service Provider provided full time service during the Escrow Term. For example, if Service Provider was employed for one year during the Escrow Term, then Service Provider shall receive one-fourth of the Shares held in the Escrow. The remaining Shares held in the Escrow shall be retired by the Company. For purposes of this Agreement "Cause" shall have the meaning ascribed to it in any written employment agreement between you and the Company, or any Parent or Subsidiary, or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause means your (i) fraud, embezzlement or other material dishonesty with respect to the Company or any Parent or Subsidiary;
(ii) conviction of, or plea of nolo contendere to, a felony or other crime involving moral turpitude; (iii) intentional failure to comply with any specific written instructions of the Company's Board or your direct supervisor regarding a material aspect of the Company's business.

     (d) During the Escrow Term, in the event that the Company issues a cash dividend to its stockholders, the Service Provider shall be entitled to receive such cash dividends as it relates to the Shares held in the Escrow on the record date for such cash dividends.

     (e) During the Escrow Term, the Service Provider shall have the right to vote those Shares that are held in the Escrow.

     (f) If, during the Escrow Term, the Company's common stock is changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stocks split up, stock dividend or combination of Shares, the Committee shall make an appropriate and equitable adjustment in the number of the Shares then held in the Escrow as well as any appropriate substitution of a different security for such Shares. Any such adjustment made by the Company shall be final and binding upon the Service Provider.

     (g)  During  the  Escrow  Term,  Employee  may  not  transfer,   pledge  or
hypothecate any of the Shares held in the Escrow.

     4. The following legend shall be placed on the certificate representing the
Shares:

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ISSUED TO, AND ARE SUBJECT TO THE TERMS AND CONDITIONS OF, THE GLOBAL PHARMATECH, INC. EQUITY INCENTIVE PLAN AND A CERTAIN RESTRICTED STOCK AGREEMENT, DATED ___________________ ENTERED INTO WITH THE REGISTERED HOLDER OF THIS CERTIFICATE.

     5. Upon the release of the Shares from the Escrow, the Service Provider agrees that any subsequent sale or transfer must be in compliance with all applicable federal and state securities laws, as determined in good faith by counsel for the Company.

     6. Upon the release of the Shares from the Escrow, the Service Provider shall pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the issuance of the Shares.

     7. This Agreement and the issuance of the Shares hereunder are made pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Committee.

     8. All notices to the Company shall be given in writing and addressed to the Secretary of the Company and shall be deemed given and effective upon the occurrence of (a) the signing by the recipient of an acknowledgement of receipt form accompanying delivery through the U.S. mail sent by certified mail, return receipt requested, (b) delivery to the recipient's address by overnight delivery (e.g., FedEx, UPS, or DHL) or other commercial delivery service, or (c) delivery in person or by personal courier.

     IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Agreement as of the day and year first above written.


                                   COMPANY

                                   By: ________________________________________

                                   Title: _____________________________________


                                   EMPLOYEE

                                   ________________________________________

                          GLOBAL PHARMATECH INC. PROXY
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 26, 2006

The undersigned stockholder of Global Pharmatech Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Lianqin Qu proxy and attorney-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. (Hong Kong Time) at the Company's executive offices located at 509 Maoxiang Street, High-Tech Development Area, Changchun, Jilin, China, 130012 on December 26, 2006, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL

1. Proposal to elect Lianqin Qu, Tom Du, Joseph Levinson and Zhang Zhenyou as directors of the Company.


[ ] FOR  all  nominees  listed  above      [ ]  WITHHOLD  AUTHORITY  to vote for
  (except those whose names have been        all nominees listed above
  written on the line below)


--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Moore Stephens, P.C. as the Company's independent auditors.

     [  ]  FOR              [  ] AGAINST          [  ] ABSTAIN

3.   Proposal to approve the Company's 2006 Equity Incentive Plan.


     [  ]  FOR              [  ] AGAINST          [  ] ABSTAIN

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL PHARMATECH, INC.


Date:                    , 2006
     --------------------          ---------------------------------------------

                                   ---------------------------------------------

                                   PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.